SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549

                           ------------------

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2000
                                                  -----------------------


                    AMERIMMUNE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Colorado                 0-22865                84-1044910
--------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File          (IRS Employer
       of Incorporation)           Number)              Identification No.)

21550 Oxnard Street, Suite 830, Woodland Hills, California        91367
--------------------------------------------------------------------------
(Address of Principal Executive Offices)                         Zip Code

Registrant's telephone number, including area code: (818) 676-0404
                                                    ---------------------


                                   N/A
--------------------------------------------------------------------------
      (Former Name or Former Address, if Changed since Last Report)

Item 5.  Other Events.
----------------------

     Daniel L. Azarnoff, M.D. and Roy S. Azarnoff resigned as directors from the Board of Directors of Amerimmune Pharmaceuticals, Inc., effective February 7, 2000. Roy S. Azarnoff resigned as secretary/treasurer of Amerimmune Pharmaceuticals, Inc., effective February 7, 2000. The vacancies created by the resignations shall be filled by the Director's at a later date.
























                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMERIMMUNE PHARMACEUTICALS, INC.
                                       (Registrant)



                                       By: /s/ DEBORAH GARRETT KALOF
                                          ----------------------------
                                           Deborah Garrett Kalof
                                           Chief Financial Officer

Date:  April 10, 2000

                                    2